UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23368

1WS Credit Income Fund

(Exact name of registrant as specified in charter)

299 Park Avenue, 25th Floor

New York, New York 10171

(Address of principal executive offices)

Kurt A. Locher

c/o 1WS Credit Income Fund

Chief Executive Officer

299 Park Avenue, 25th Floor

New York, New York 10171

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (212) 377-4810

Date of fiscal year end: October 31

Date of reporting period: November 1, 2019 – October 31, 2020

Item 1. Reports to Stockholders.

1WS Capital Advisors

1WS Credit Income Fund

Nasdaq:

OWSCX (Class I)

Annual Report

October 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.1wscapital.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling (833) 834-4923 or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (833) 834-4923 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary.

Table of Contents

Fund Commentary	2
Consolidated Schedule of Investments	7
Consolidated Statement of Assets and Liabilities	14
Consolidated Statement of Operations	15
Consolidated Statement of Changes in Net Assets	16
Consolidated Statement of Cash Flows	17
Consolidated Financial Highlights	19
Notes to Consolidated Financial Statements	20
Report of Independent Registered Public Accounting Firm	33
Approval of Investment Advisory Agreement	34
Additional Information	36
Trustees and Officers	37
Privacy Policy	39

1WS Credit Income Fund	Fund Commentary

October 31, 2020 (Unaudited)

The 1WS Credit Income Fund (the “Fund”), a closed-end interval fund, launched in March 2019. As of October 31, 2020, the Fund has gross assets under management of approximately $122 million (approximately $87 million net assets). The Fund is a non-diversified, closed-end investment management company with an investment objective seeking attractive risk-adjusted total returns through generating income and capital appreciation by investing primarily in a wide array of predominantly structured credit and securitized debt instruments.

Market Backdrop and Performance Update:

Questions surrounding the magnitude and duration of the Covid-19 shutdowns, the rate of change in unemployment and the focus and effectiveness of fiscal programs in support of consumers and hard hit sectors of our economy have, in our opinion, had a disproportionately negative effect on the fundamental outlook for many sectors backing structured credit. We believe these lingering uncertainties have, in many cases, widened the risk premium available in securitized products relative to corporates and other alternatives. Credit curves have materially steepened and many sectors have struggled to define an investor base capable of underwriting the challenging fundamental outlook, thereby allowing those who do participate to seek higher returns.

In the meantime, during the second and third quarters of 2020 we have been able to recover much of the March drawdown. Importantly, we believe we are able to employ investment strategies for excess returns via differentiated fundamental views which could offer outperformance potential as seen in 2008/2009; and, evolving distressed asset recapitalizations and/or active restructurings.

Despite ongoing uncertainties, the recovery in equity and credit valuations continued into the third quarter with many sectors setting new all-time highs. In addition to the recovery in equities, yields on many fixed income credit securities set new all-time lows, particularly within corporate and investment grade credits, generally. The Federal Reserve's lower rate and term guidance has helped dampen volatility and led to lower risk premiums in both equity and debt markets particularly for asset classes with little direct Covid-19 related risks.

While many sectors of the fixed income and equity markets have retraced their Covid-19 decline, others have not and uncertainty remains elevated. Compounding the on-again off-again economic reopening based on outbreaks of the virus, uncertainty surrounding potential additional fiscal policies to help bridge the ongoing economic distress of many hard hit Covid-19 sectors remains in question and could stall the recovery. As of October 31, 2020, contentious U.S elections were just a few weeks away which introduced uncertainty to future economic and tax policies that could vary significantly. We expect risks to remain elevated and market prices susceptible to changing expectations. We saw an example in early September with equity prices and corporate credit spreads experiencing meaningful corrections. For instance, the S&P 500 declined nearly 10% and high yield bond spreads widened more than 60 bps during the first few weeks of September over concerns of an uptick in virus cases in both Europe and the U.S., as well as declining optimism for an additional stimulus package in advance of the U.S. elections.

Net Return Performance as of 10/31/20*

			ITD
	MTD	YTD	(3/4/2019)
OWSCX (Commencement of Operations 3/4/2019)	0.73%	-1.45%	4.57%
Bloomberg Barclays U.S. Aggregate Bond Index[1]	-0.45%	6.32%	14.45%
ICE BofAML U.S. High Yield Index[2]	0.47%	0.17%	7.00%

*	OWSCX returns are presented net of all fees and expenses, benchmark returns are gross.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (833) 834-4923 or visiting www.1wscapital.com. Investors cannot invest directly in an index.

[1]	Bloomberg Barclays US Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Investors cannot invest directly in an index.

[2]	ICE BofAML US High Yield Master II TR Index value, which tracks the performance of US dollar denominated below investment grade rated corporate debt publicly issued in the US domestic market. Investors cannot invest directly in an index.

2	www.1wscapital.com

1WS Credit Income Fund	Fund Commentary

October 31, 2020 (Unaudited)

Portfolio Composition1 and Gross Return Attribution2

	Portfolio	Gross Return
	Composition	Attribution
Asset Type	10/31/2020	YTD
Asset-Backed Securities (ABS)	30.4%	2.23%
Collateralized Loan Obligations (CLOs)	15.1%	-1.66%
Commercial Mortgage-Backed Securities (CMBS)	17.1%	-0.51%
European ABS & RMBS	11.5%	0.69%
Residential Mortgage-Backed Securities (RMBS)	18.0%	3.59%
Cash & Other	7.9%	0.24%
Interest Rate Hedges	–	-4.30%
Total	100.0%	0.28%

[1]	The Portfolio composition as of 10/31/20 differs from the portfolio composition for any point prior to such date and is subject to change at any time.

[2]	Returns by asset type are calculated by taking the specific asset type’s contribution to the Fund’s gross return for the period 2020 YTD through 10/31/20 and multiplying it by the gross return of the Fund over the same period. The Fund’s gross return and returns by asset type are comprised of total investment income and realized and unrealized gain/loss on investments before taking into consideration fees and operating expenses.

While structured credit continues to recover from March lows, a significant percentage of consumer credit (ABS), real estate debt (RMBS, CMBS) and below investment grade corporate credit (CLO’s) backing the vast majority of securitized products have not repriced to the same degree as other credit alternatives. We believe that many sectors within structured credit continue to offer attractive discounts to intrinsic value. Like other credit sectors, many investment grade securities, those deemed to be above fulcrum exposures have largely recovered. However, near fulcrum, fulcrum and below exposures remain mired in fundamental uncertainty and in our opinion, risk premiums remain attractive to those with the requisite underwriting expertise.

Portfolio Activity:

This mix has led to a dramatic change in how we perceive the current investment landscape. For the first time in many years there are significant differences in investors’ fundamental performance expectations. For the last several years, in a relatively low volatility and flat credit curve environment, our investment analysis has been driven more by relative risk profile of given assets than by differentiated return expectations. Today with all the fundamental uncertainty, we are seeing far less consensus around expected returns for individual securities. Not unlike the investment opportunity in 2008/2009, we believe having an informed and differentiated view can lead to attractive outperformance. Given the weak economic back drop and considerable amount of poorly underwritten assets over the last few years, we expect this dynamic to remain for an extended period of time. We consider ourselves well positioned to capitalize given our experience, resources and scale.

Given the abundance of distressed opportunities playing out across a number of asset classes within structured credit, we believe our ability to evaluate and invest up and down the capital structure allows us to optimize for what we feel are the best risk/return opportunities. This could take form in senior exposures benefiting from the recapitalization/new sponsorship of an underperforming asset. In other instances, mezzanine and other subordinated debt investments whereby we are likely to take on an active role in asset restructuring may offer the greatest value. Additional opportunities are evolving within the sub-performing and non-performing residential and consumer loan sectors.

Consumer fundamentals remain challenged by the ongoing uncertainty surrounding the pace of re-openings and still significant unemployment rate. However, indications of consumer stress across the residential mortgage and many consumer ABS sectors have improved appreciably off of their lows and are meaningfully below many early Covid-19 loss estimates. This has continued to support the recovery of many consumer ABS and RMBS valuations. What impact the government’s substantial fiscal response at the outset of the pandemic has had on the better than expected fundamental performance is challenging to measure, but we think it is substantial. Uncertainty surrounding additional stimulus, the types of programs, scale and timing leaves us questioning how much weight we should assign recent performance trends when projecting into the future if the economy continues to struggle.

In the residential credit market, offsetting the rise in mortgage delinquencies as a result of forbearance, home prices have been buoyed by a surge in housing activity as a result of historically low mortgage rates, limited supply and increasing demand. Historically, home prices have been highly correlated with both the level of mortgage delinquencies as well as losses given default. New home sales, existing home sales and pending home sales have all surged over the past several months with each setting new highs not seen since prior to the Global Financial Crisis (GFC). According to the National Association of Realtors (NAR), the primary reason for the increase in demand is due to the current historically low mortgage rates which has boosted affordability. As a secondary cause the NAR points to the Covid-19 related “work-at-home” phenomenon for the recent spike in demand.

Annual Report | October 31, 2020	3

1WS Credit Income Fund	Fund Commentary

October 31, 2020 (Unaudited)

We continue to favor seasoned legacy securities within the RMBS sector. Underlying pools are often twelve to fifteen years seasoned, have low current property loan-to-value (LTV) and borrowers and servicers have been through repeated loss mitigation programs. While these securities have generally been in short supply during recent years, the recent selling by investors has increased supply and spreads have remained meaningfully wider than pre-Covid-19 levels even under more aggressive delinquency and loss assumptions. As a result, we believe these securities represents attractive fundamental credit exposure for investors that can underwrite the many individual loan characteristics across the sector. We often prefer securities lower in the capital structure which, in our opinion, offer attractive credit convexity in addition to higher base case expected returns.

Within consumer ABS, collateral performance has continued to improve during the third quarter allaying many of the initial concerns investors have had regarding the degree of potential credit deterioration in the consumer sector as a result of the Covid-19 pandemic. If performance metrics continue to improve, we will seek to continue to sell above fulcrum exposures. In exchange, we are expanding our focus in opportunities lower in the capital structure where deeper fundamental underwriting is the differentiator in uncovering value and European assets, which appear to currently offer wider risk premiums.

The commercial real estate (CRE) market had experienced almost uniform stability and price appreciation since the Global Financial Crisis (GFC), with the notable exception being retail property types. A combination of improving operating economics and low interest rates increased property valuations significantly. Meanwhile, availability of low cost debt increased leverage across the industry for many property types over the last decade.

Currently, distressed CMBS and commercial real estate debt opportunities are as abundant as we have seen in the last 10 years. We think commercial real estate debt and CMBS represents one of the most attractive longer term opportunities within the credit markets and a sector where we have extensive underwriting experience. Near term uncertainty continues to resonate within certain sectors as Covid-19 related shutdowns and travel restrictions continue to put pressure on sponsors ability to meet debt service and operating expenses given a reduction in top line revenues in many cases. Longer term, we believe potential secular changes in the demand for real estate will likely become forefront in the minds of investors. Given this increasing stress, uncertainty and minimal sponsor equity in many cases, we anticipate increasing defaults and restructurings to present attractive investment opportunities across a wide spectrum of risk profiles.

It is increasingly difficult to make generalizations about the overall performance of loans underlying CMBS given the disparate performance of individual properties, property types, geographies and seasoning. In our opinion, analysis of commercial real estate and corresponding capital structures has become even more idiosyncratic requiring more sophisticated loan level underwriting to identify attractive investment opportunities while minimizing risks.

Within the CMBS market we have been tactical given the heightened fundamental uncertainty, while looking to exploit the underperformance of CMBS on an outright and relative basis. Within the conduit sector we have targeted our exposure primarily in what we still feel are above fulcrum, investment grade profiles where we believe investor demand will return over time. We believe these relatively long duration profiles offer significant return potential should spreads converge with other investment grade credit sectors over time.

We have also been adding exposure down the capital structure in primarily single asset or single borrower (SASB) portfolios where we are not exposed to the significant portfolio loan dispersion that exists in conduit deals. Rather, we can underwrite a property or portfolio to a much higher degree of confidence. Retail, hospitality and various other sub-sectors do present new and more complex underwriting challenges, but these assets are trading at even steeper discounts as a result. We believe we possess the credit underwriting expertise necessary to identify and capitalize on evolving opportunities during this period of heightened uncertainty along with the management resources to play an active role in directing workouts in many cases.

Turning to the CLO market, we have deliberately chosen not to increase our overall exposure over the last 6 months. Instead we have focused on alternative opportunities that we felt offered a better overall return profile. For example, while we are aware that given the magnitude of the drawdown in many below investment grade CLO tranches, they currently offer some of the highest nominal returns available within structured credit. However, in our opinion these also come with risk profiles in many cases that represent more risk.

Tiering within the CLO sector has increased post-Covid-19 as rating downgrades and increasing dispersion within the leveraged loan market filter through to CLO structures. These differences have and will likely continue to increase the variation in CLO portfolio performance going forward. The combination of a more accelerated repricing in some sectors, a strong short term technical bid for loans and increasing CLO price inefficiencies that do not reflect some of the characteristics outlined above would likely improve the relative attractiveness of the sector over the coming months. In this case, we would look to increase our exposure over the next few months if we see this thesis play out.

4	www.1wscapital.com

1WS Credit Income Fund	Fund Commentary

October 31, 2020 (Unaudited)

Outlook:

In summary, while many sectors within the credit and equity markets have recovered from recent lows, we believe many sectors within structured credit have lagged and currently offer attractive nominal as well as relative value. With equity valuations setting new highs and global yields at or near all-time lows, we believe investor demand for attractive risk-adjusted return opportunities will be strong. This should favor sectors within structured credit as investors increasingly look for opportunities to enhance portfolio returns. We believe that current discounts to intrinsic value across many structured credit sectors will provide attractive return opportunities well into the future. In our opinion, distressed opportunities within and across the structured credit universe will continue to materialize as the intermediate and longer term economic and credit implications from Covid-19 shutdowns evolve. Many of these opportunities will be in fulcrum exposures which require thorough credit underwriting which we believe leverages our competitive strengths.

Investing in the Fund may be considered speculative and involves a high degree of risk, including the risk of possible substantial loss of your investment.

Prior to investing, Investors should carefully consider the investment objectives, risks, charges and expenses of 1WS Credit Income Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling (833) 834-4923 or visiting www.1wscapital.com. The prospectus should be read carefully before investing.

1WS Credit Income Fund is distributed by ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with 1WS Capital Advisors, LLC or One William Street Capital Management, L.P.

Risk Disclosures

Past performance is not a guarantee of future results. There is no assurance that the Fund will meet its investment objective.

Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that a shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. The Fund’s investments may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “non-diversified” under the Investment Company Act of 1940 and, thus, changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program. The Fund expects most of its investments to be in securities that are rated below investment grade or would be rated below investment grade if they were rated. Below investment grade instruments or “junk securities” are particularly susceptible to economic downturns compared to higher rated investments. While the Fund may employ hedging techniques to seek to minimize interest rate risk, there can be no assurance that it will engage in such techniques at any given time or that such techniques would be successful. As such, the Fund is subject to interest rate risk and may decline in value as interest rates rise. The Fund may use leverage to achieve its investment objective, which involves risks, including the increased likelihood of net asset value volatility and the increased risk that fluctuations in interest rates on borrowings will reduce the return to investors. In addition to the normal risks associated with investing, investing in international and emerging markets involves risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles or from social, economic or political instability in other nations. The Fund may employ hedging techniques to seek to minimize foreign currency risk. There can be no assurance that it will engage in such techniques at any given time or that such techniques would be successful. The Fund may invest in derivatives, which, depending on market conditions and the type of derivative, are more volatile than other investments and could magnify the Fund’s gains or losses. An investment in shares should be considered only by investors who can assess and bear the illiquidity and other risks associated with such an investment.

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage-backed and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Structured finance securities may present risks similar to those of the other types of debt obligations in which the Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Investing in structured finance securities may be affected by a variety of factors, including priority in the capital structure of the issuer thereof, the availability of any credit enhancement, and the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, among others. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. Fund performance may be negatively impacted by the economic impact of the Covid-19 pandemic. The Covid-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The Covid-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and generally. The impacts, as well as the uncertainty over impacts to come, of COVID-19 have adversely affected the performance of the Fund and may continue to do so in the future. See the Fund’s prospectus for information on these and other risks.

Annual Report | October 31, 2020	5

1WS Credit Income Fund	Fund Commentary

October 31, 2020 (Unaudited)

There can be no assurance that the Fund will achieve its investment objective. Many of the Fund’s investments may be considered speculative and subject to increased risk. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations or investment selections will be effective in achieving the Fund’s investment objective or delivering positive returns.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the portfolio manager disclaims any responsibility to update such views. The views expressed in this report reflect the current views of the portfolio manager as of October 31st, 2020.

Definitions

ABS: Asset-Backed Securities are instruments secured by financial, physical, and/or intangible assets (e.g., receivables or pools of receivables), and investments in any assets/instruments underlying the foregoing structured/secured obligations.

Basis Points (bps): A basis point is a common unit of measurement for interest rates and credit spreads and is equal to one hundredth of one percent.

CLO: Collateralized Loan Obligations are instruments that represent debt and equity tranches of collateralized loan obligations and collateralized debt obligations.

CMBS: Commercial Mortgage-Backed Securities are fixed income instruments that are secured by mortgage loans on commercial real property.

Intrinsic Value: Intrinsic value represents what an assets is worth and is based on objective financial modeling.

Risk-Adjusted Return: A risk-adjusted return is a calculation of the return or potential return of an investment that takes into account the degree of risk that must be accepted in order to achieve it.

RMBS: Residential Mortgage-Backed Securities are securities that may be secured by interests in a single residential mortgage loan or a pool of mortgagee loans secured by residential property.

S&P 500: The S&P 500 index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

6	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2020

		Maturity	Principal
Description	Rate	Date(a)	Amount	Value
MORTGAGE-BACKED SECURITIES (54.32%)

Residential (36.75%)
Alternative Loan Trust, Series 2005-64CB, Class 1A17	5.50%	12/25/35	$333,186	$222,135
APS Resecuritization Trust, Series 2014-1, Class 1M(b)(c)	1.64%	08/28/54	2,192,703	531,292
Banc of America Funding , Series 2007-5, Class CA8(c)(d)	5.35% -1M US L	07/25/37	3,613,428	769,660
Bear Stearns Asset Backed Securities I Trust, Series 2005-HE1, Class M6(c)(e)	1M US L + 3.68%	01/25/35	440,370	423,283
BNC Mortgage Loan Trust, Series 2006-1, Class A4(c)(e)	1M US L + 0.31%	10/25/36	1,512,000	1,054,318
CIT Mortgage Loan Trust, Series 2007-1, Class 1M2(b)(c)(e)	1M US L + 1.75%	05/25/22	1,000,000	872,700
Citicorp Residential Mortgage Trust, Series 2006-2, Class M2(e)(f)	5.23%	09/25/36	2,000,000	1,819,600
Delft 2020 BV, Series 2020-1, Class F(b)(c)	3.30% -3M EUR L	04/17/23	€307,000	339,419
Domi BV, Series 2020-1, Class F(b)(c)	3M EUR L + 6.50%	04/15/52	$500,000	583,604
Domi BV, Series 2020-1, Class X1(b)(c)	3M EUR L + 4.95%	04/15/52	444,818	516,242
Domi BV, Series 2020-1, Class X2(b)(c)	3M EUR L + 6.75%	04/15/52	500,000	580,343
Finsbury Square PLC, Series 2019-3, Class X(b)(c)	3M SONIA + 3.90%	12/16/69	£339,969	431,667
First Franklin Mortgage Loan Trust, Series 2005-FF12, Class M3(c)(e)	1M US L + 0.50%	11/25/36	$1,948,825	1,490,072
Freddie Mac STACR, Series 2020-HQA2, Class M2(b)(c)(e)	1M US L + 3.10%	03/25/50	500,000	492,200
Fremont Home Loan Trust, Series 2004-C, Class M3(c)	1M US L + 1.73%	08/25/34	193,828	196,813
GSAA Home Equity Trust, Series 2007-8, Class A4(c)	1M US L + 0.60%	08/25/37	547,743	317,472
GSAMP Trust, Series 2005-WMC1, Class M2(c)(e)	1M US L + 0.78%	09/25/35	721,789	622,182
HSI Asset Securitization Corp. Trust, Series 2006-OPT2, Class M5(c)(e)	1M US L + 0.54%	01/25/36	986,383	787,528
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Class M7(c)	1M US L + 1.65%	12/25/35	203,733	189,146
JP Morgan Mortgage Acquisition Corp., Series 2006-FRE2, Class M3(c)	1M US L + 0.37%	02/25/36	796,362	592,175
JP Morgan Mortgage Acquisition Trust, Series 2006-HE2, Class M2(c)	1M US L + 0.32%	07/25/36	1,018,003	1,100,665
JP Morgan Mortgage Trust, Series 2005-A5, Class TB1(c)	3.22%	08/25/35	308,092	302,238
JP Morgan Resecuritization Trust, Series 2015-3, Class 3A2(b)(f)	5.56%	09/26/37	385,430	331,547
Lanebrook Mortgage Transaction PLC, Series 2020-1, Class E(b)	3M SONIA + 5.00%	09/12/24	£500,000	666,084
Lansdowne Mortgage Securities No 1 PLC, Series 2006-1, Class M2(b)(c)	0.84% -3M EUR L	06/15/45	€500,000	358,362
Merrill Lynch Mortgage Investors Trust HE1, Series 2006-HE1, Class M2(c)(e)	1M US L + 0.40%	12/25/36	$2,000,000	1,784,600
Miravet SARL, Series 2019-1, Class E(b)(c)	3.00% -3M EUR L	05/26/65	€500,000	503,593
Nationstar Home Equity Loan Trust, Series 2007-B, Class M2(c)	1M US L + 0.47%	04/25/37	$1,020,100	1,388,458
New Century Home Equity Loan Trust, Series 2004-A, Class MI1(c)(e)	4.28%	08/25/34	844,216	861,691
New Century Home Equity Loan Trust, Series 2005-2, Class M6(c)	1M US L + 1.02%	06/25/35	302,827	267,336
New Century Home Equity Loan Trust, Series 2005-B, Class M2(c)	1M US L + 0.49%	10/25/35	500,000	397,100
Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2006-HE2,	1M US L + 0.34%	03/25/36	2,770,374	2,359,527
Class M2(c)(e)
Ownit Mortgage Loan Trust, Series 2005-4, Class M1(c)(e)	1M US L + 0.55%	08/25/36	1,240,941	1,177,404
Popular ABS Mortgage Pass-Through Trust, Series 2005-5, Class MF1(f)	3.78%	11/25/35	396,189	285,613
Popular ABS Mortgage Pass-Through Trust, Series 2005-D, Class M1(e)(f)	3.67%	01/25/36	390,599	339,782
Residential Accredit Loans, Inc., Series 2006-Q05, Class 1A2(c)(e)	1M US L + 0.19%	05/25/46	962,752	929,152
Residential Accredit Loans, Inc., Series 2006-QS9, Class 1A16(c)	1M US L + 0.65%	07/25/36	731,177	530,322
Residential Accredit Loans, Inc., Series 2006-QS9, Class 1A5(c)(e)	1M US L + 0.70%	07/25/36	1,077,954	789,278
Residential Mortgage Securities 31 PLC, Series 2018-31, Class F2(b)(c)	3M GBP L + 4.00%	09/20/21	£509,000	645,630
Soundview Home Loan Trust, Series 2005-OPT4, Class M2(c)(e)	1M US L + 0.55%	12/25/35	$670,640	591,303
Soundview Home Loan Trust, Series 2007-NS1, Class M1(b)(c)(e)	1M US L + 0.35%	01/25/37	566,502	521,918
Structured Asset Investment Loan Trust, Series 2005-8, Class M2(c)(e)	1M US L + 0.75%	10/25/35	551,064	502,956
Structured Asset Investment Loan Trust, Series 2005-9, Class M2(c)(e)	1M US L + 0.45%	11/25/35	536,301	511,792
Structured Asset Investment Loan Trust, Series 2006-BNC3, Class A4(c)(e)	1M US L + 0.31%	09/25/36	860,000	498,886
Tower Bridge Funding PLC, Series 2020-1, Class E(b)(c)	3M SONIA + 2.50%	09/20/63	£500,000	664,853
Tower Bridge Funding PLC, Series 2020-1, Class X(b)(c)	3M SONIA + 5.25%	09/20/63	$500,000	628,449

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2020	7

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2020

		Maturity	Principal
Description	Rate	Date(a)	Amount		Value
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage Backed Securities Trust, Series 2007-1, Class A4	5.75%	02/25/37	$–	(g)	$74,302
Wells Fargo Mortgage Backed Securities Trust, Series 2007-1, Class A8	5.75%	02/25/37	–	(g)	52,576
					$31,897,268
Commercial (17.57%)
Ashford Hospitality Trust, Series 2018-ASHF, Class C(b)(c)	1M US L + 1.40%	04/15/35	$500,000		$456,450
Ashford Hospitality Trust, Series 2018-ASHF, Class D(b)(c)	1M US L + 2.10%	04/16/35	554,000		501,536
Atrium Hotel Portfolio Trust, Series 2018-ATRM, Class F(b)(c)	1M US L + 4.00%	06/15/21	1,194,000		899,440
BAMLL Commercial Mortgage Securities Trust, Series 2019-AHT, Class C(b)(c)	1M US L + 2.00%	03/15/21	1,097,000		1,006,059
BANK, Series 2017-BNK8, Class C(b)(c)	4.07%	11/15/27	500,000		499,850
CGDB Commercial Mortgage Trust, Series 2019-MOB, Class F(b)(c)	1M US L + 2.55%	11/15/21	526,000		519,583
CGDB Commercial Mortgage Trust, Series 2019-MOB, Class G(b)(c)	1M US L + 2.99%	11/15/21	1,524,000		1,467,612
CLNY Trust, Series 2019-IKPR, Class C(b)(c)	1M US L + 1.68%	11/15/21	556,000		512,243
Commercial Mortgage Trust, Series 2015-CR24, Class D(c)	3.46%	08/12/25	500,000		391,400
Credit Suisse Mortgage Trust, Series 2019-UVIL, Class B(c)	3.39%	12/17/29	292,000		272,932
Credit Suisse Mortgage Trust, Series 2019-UVIL, Class C(c)	3.39%	12/17/29	297,000		257,143
Credit Suisse Mortgage Trust, Series 2019-UVIL, Class D(c)	3.39%	12/17/29	307,000		241,977
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class C(b)	3.75%	12/10/24	500,000		491,050
FREMF Mortgage Trust, Series 2020-K104, Class C(b)(c)	3.54%	01/25/30	55,000		56,309
Great Wolf Trust, Series 2019-WOLF, Class C(c)	1M US L + 1.633%	12/15/24	500,000		458,850
Great Wolf Trust, Series 2019-WOLF, Class D(c)	1M US L + 1.933%	12/15/24	750,000		680,775
Hilton Orlando Trust, Series 2018-ORL, Class D(b)(c)	1M US L + 1.70%	12/15/34	750,000		680,775
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI,	3.20%	10/05/21	750,000		733,050
Class B(b)(e)
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI,	3.55%	10/05/21	750,000		726,075
Class C(b)
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI,	4.01%	10/05/21	500,000		477,550
Class D(b)(c)
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2017-FL11,	1M US L + 4.02%	10/15/32	504,000		452,189
Class E(b)(c)
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class C(b)(c)	4.10%	06/15/23	526,000		522,370
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class D(b)(c)	4.66%	07/17/24	526,000		439,894
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20,	3.25%	12/17/24	1,000,000		1,073,600
Class A4
SLIDE, Series 2018-FUN, Class D(b)(c)	1M US L + 1.85%	06/15/21	708,053		642,133
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class D(c)(e)	4.69%	09/15/58	1,000,000		788,400
					$15,249,245

TOTAL MORTGAGE-BACKED SECURITIES (Cost $43,538,935)					$47,146,513

ASSET-BACKED SECURITIES (49.20%)
American Credit Acceptance Receivables Trust, Series 2020-1, Class E(b)	3.32%	03/13/26	$243,000		$243,753
AutoFlorence 1 Srl, Series 2019-1, Class E(b)(c)	4.50% -1M EUR L	12/25/42	€465,784		539,164
Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class C(b)(e)	4.25%	02/20/26	$500,000		512,150
CIG Auto Receivables Trust 2020-1, Series 2020-1A, Class E(b)(e)	4.43%	02/12/27	500,000		503,100
CPS Auto Receivables Trust, Series 2018-D, Class E(b)(e)	5.82%	12/15/22	1,000,000		1,049,900
CPS Auto Receivables Trust, Series 2020-C, Class E(b)(e)	4.22%	10/15/24	500,000		504,950
DT Auto Owner Trust 2020-3, Series 2020-3A, Class E(b)(e)	3.62%	04/15/24	500,000		502,300
E-Carat 11 PLC, Series 2020-11, Class G(b)	1M SONIA + 5.00%	01/18/24	£500,000		618,474

See Notes to Consolidated Financial Statements.

8	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2020

		Maturity	Principal
Description	Rate	Date(a)	Amount	Value
ASSET-BACKED SECURITIES (continued)
E-Carat 11 PLC, Series 2020-11, Class H(b)	9.50%	01/18/24	£500,000	$635,056
ENVA, LLC, Series 2019-A, Class B(b)	6.17%	06/22/26	$1,500,000	1,528,500
Exeter Automobile Receivables Trust, Series 2019-2X, Class E(b)(e)	4.68%	06/15/23	2,500,000	2,565,250
Exeter Automobile Receivables Trust 2019-1, Series 2019-1A, Class E(b)(e)	5.20%	03/15/23	480,000	503,664
Exeter Automobile Receivables Trust 2019-3, Series 2019-3A, Class E(b)(e)	4.00%	08/15/23	1,620,000	1,658,556
Exeter Automobile Receivables Trust 2020-2, Series 2020-2A, Class E(b)(e)	7.19%	07/15/24	832,000	918,611
Exeter Automobile Receivables Trust 2020-3, Series 2020-3A, Class E(b)(e)	3.44%	10/15/24	1,992,000	2,002,956
FREED ABS Trust, Series 2019-1, Class C(b)(e)	5.39%	06/18/26	2,000,000	1,996,600
FREED ABS Trust, Series 2019-2, Class C(b)(e)	4.86%	11/18/26	2,500,000	2,421,750
FREED ABS Trust, Series 2020-FP1, Class C(b)	4.37%	03/18/27	500,000	478,800
GLS Auto Receivables Issuer Trust 2019-4, Series 2019-4A, Class D(b)(e)	4.09%	08/17/26	510,000	522,087
GLS Auto Receivables Issuer Trust 2020-1, Series 2020-1A, Class D(b)(e)	3.68%	02/15/24	900,000	905,490
GLS Auto Receivables Issuer Trust 2020-2, Series 2020-2A, Class D(b)(e)	7.48%	04/15/27	1,240,000	1,372,184
GLS Auto Receivables Issuer Trust 2020-3, Series 2020-3A, Class E(b)(e)	4.31%	07/15/27	550,000	564,795
Honours PLC, Series 2006-2, Class B(b)(c)	1M GBP L + 1.00%	04/10/29	£453,453	412,978
KeyCorp Student Loan Trust, Series 2006-A, Class 2C(c)(e)	3M US L + 1.15%	03/27/42	$2,000,000	1,734,400
Latitude Australia Credit Card Master Trust, Series 2017-2, Class E(b)(c)	5.07%	08/22/23	A$ 502,000	352,643
Lendingpoint Asset Securitization Trust, Series 2019-2, Class C(b)	4.66%	11/10/25	$600,000	587,820
Lendingpoint Asset Securitization Trust, Series 2020-1, Class C(b)	4.14%	07/11/22	500,000	486,200
Lendingpoint Asset Securitization Trust, Series 2019-1X, Class C(b)	4.50%	12/15/21	1,933,000	1,906,518
LL ABS Trust 2019-1, Series 2019-1A, Class C(b)	5.07%	03/15/27	500,000	486,350
LL ABS Trust 2020-1, Series 2020-1A, Class B(b)	3.79%	03/15/23	500,000	503,700
LL ABS Trust 2020-1, Series 2020-1A, Class C(b)(h)	6.54%	11/15/23	500,000	509,000
Marlette Funding Trust, Series 2020-1A, Class D(b)	3.54%	03/15/30	500,000	502,150
MelTel Land Funding LLC, Series 2019-1X, Class B(b)	4.70%	04/15/24	750,000	769,050
MelTel Land Funding LLC, Series 2019-1X, Class C(b)	6.07%	04/15/24	750,000	781,650
National Collegiate Student Loan Trust, Series 2005-3, Class B(c)(e)	1M US L + 0.50%	07/27/37	1,846,000	1,259,895
National Collegiate Student Loan Trust, Series 2006-3, Class B(c)(e)	1M US L + 0.36%	01/26/32	784,000	540,490
National Collegiate Student Loan Trust, Series 2007-1, Class A4(c)(e)	1M US L + 0.31%	10/25/33	1,352,780	1,243,340
National Collegiate Student Loan Trust, Series 2007-4, Class A3A2(c)	3.83%	03/25/38	382,000	381,465
Octane Receivables Trust, Series 2019-1A, Class C(b)	4.74%	06/20/25	750,000	740,625
OnDeck Asset Securitization Trust II LLC, Series 2019-1A, Class D(b)	4.02%	11/18/24	300,000	289,170
Pagaya AI Debt Selection Trust, Series 2020-3, Class B(b)	3.22%	05/17/27	500,000	503,750
Perimeter Master Note Business Trust, Series 2019-2A, Class A(b)	4.23%	11/15/23	300,000	305,880
Prosper Marketplace Issuance Trust Series 2019-2, Series 2019-2A,	5.05%	09/15/25	507,000	501,322
Class C(b)(e)
Sierra Timeshare 2020-2 Receivables Funding LLC, Series 2020-2A,	3.51%	07/20/37	602,237	614,703
Class C(b)(e)
Sierra Timeshare 2020-2 Receivables Funding LLC, Series 2020-2A,	6.59%	07/20/37	685,398	691,910
Class D(b)(e)
Silk Finance No 5, Series 2020-5, Class D(b)	7.25%	02/25/35	€500,000	594,552
Small Business Lending Trust, Series 2020-A, Class B(b)	3.20%	12/15/26	$500,000	479,550
SoFi Consumer Loan Program LLC, Series 2017-4, Class R2(b)(i)	N/A(j)	05/26/26	9,390	267,117
SoFi Professional Loan Program, Series 2019-BX, Class R1(b)(i)	N/A(j)	08/17/48	56,770	1,751,126
United Auto Credit Securitization Trust, Series 2020-1, Class E(b)	5.19%	02/10/25	915,000	950,685

TOTAL ASSET-BACKED SECURITIES (Cost $42,167,302)				$42,696,129

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2020	9

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2020

		Maturity	Principal
Description	Rate	Date(a)	Amount	Value
COLLATERALIZED LOAN OBLIGATIONS (16.86%)(c)
AIMCO CLO Series 2015-A, Series 2018-AA, Class ER(b)(e)	3M US L + 5.20%	01/15/28	$469,000	$423,695
AMMC CLO 19, Ltd., Series 2016-19A, Class E(b)	3M US L + 7.00%	10/15/28	300,000	261,870
AMMC CLO 20, Ltd., Series 2017-20A, Class E(b)	3M US L + 5.81%	04/17/29	300,000	258,330
Anchorage Capital CLO, Ltd., Series 2015-6X, Class ER(b)	3M US L + 6.35%	07/15/30	700,000	625,170
Anchorage Capital CLO, Ltd., Series 2016-8X, Class ER(b)	3M US L + 5.75%	07/28/28	500,000	436,400
Apex Credit CLO, LLC, Series 2015-2X, Class ER(b)	3M US L + 6.10%	10/17/26	519,358	313,069
BlueMountain CLO, Ltd., Series 2018-1X, Class ER(b)	3M US L + 5.55%	04/20/27	500,000	407,650
BlueMountain CLO, Ltd., Series 2018-2X, Class SUB(b)	N/A(j)	08/15/31	1,300,000	468,000
Canyon Capital CLO, Ltd., Series 2014-2X, Class ER(b)	3M US L + 6.85%	04/15/29	950,000	803,415
Carlyle Global Market Strategies CLO 2015-1, Ltd., Series 2019-1A,	3M US L + 6.94%	07/20/31	595,000	498,193
Class ER(b)(e)
Cent CLO, Ltd., Series 2015-24X, Class DR(b)	3M US L + 5.75%	10/15/26	1,000,000	816,700
Dryden Senior Loan Fund, Series 2015-38X, Class SUB(b)	N/A(j)	07/15/30	750,000	390,000
Gallatin CLO IX, Ltd., Series 2018-1A, Class E(b)	3M US L + 5.47%	01/21/28	302,000	260,475
ICG US CLO 2016-1, Ltd., Series 2018-1A, Class DR(b)(e)(h)	3M US L + 5.75%	07/29/28	1,500,000	1,118,400
MP CLO, Ltd., Series 2015-2X, Class ER(b)	3M US L + 5.45%	10/28/27	750,000	575,625
OCP CLO, Ltd., Series 2015-8X, Class D(b)	3M US L + 5.50%	04/17/27	500,000	488,600
Race Point VIII CLO, Ltd., Series 2017-8A, Class ER(b)(e)	3M US L + 6.85%	02/20/30	640,000	493,696
Recette CLO, Ltd., Series 2015-1X, Class E(b)(e)	3M US L + 5.70%	10/20/27	1,500,000	1,441,350
Shackleton CLO, Ltd., Series 2017-8X, Class ER(b)	3M US L + 5.34%	10/20/27	1,000,000	803,900
Sound Point CLO III-R, Ltd., Series 2013-2RX, Class E(b)	3M US L + 6.00%	04/15/29	1,500,000	1,064,100
Sound Point CLO XII, Ltd., Series 2019-2X, Class ER(b)	3M US L + 6.90%	10/20/28	500,000	415,350
Taberna Preferred Funding, Ltd., Series 2005-3X, Class B1(b)(k)	3M US L + 0.80%	02/05/36	1,000,000	340,000
TICP, Series 2015-1X, Class E(b)	3M US L + 5.50%	07/20/27	1,000,000	820,200
Venture CDO, Ltd., Series 2016-23X, Class ER(b)	3M US L + 5.95%	07/19/28	500,000	368,050
Voya CLO, Ltd., Series 2014-2X, Class SUB(b)	N/A(j)	04/17/30	761,000	136,980
Wind River CLO, Ltd., Series 2016-1X, Class ER(b)	3M US L + 5.55%	07/15/28	750,000	603,975

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $16,996,974)				$14,633,193

	Shares	Value
PREFERRED STOCKS (0.56%)(l)
New York Mortgage Trust, Inc., Series D	8,071	$153,349
New York Mortgage Trust, Inc., Series E	17,808	335,681

TOTAL PREFERRED STOCKS (Cost $482,862)		$489,030

	7-Day
	Yield	Shares	Value
SHORT TERM MONEY MARKET FUNDS (13.41%)
BlackRock Liquidity Funds T-Fund	0.04%	10,872,237	$10,872,237
BNY Mellon U.S. Treasury Fund, Institutional Class	0.01%	769,059	769,059

TOTAL SHORT TERM MONEY MARKET FUNDS (Cost $11,641,296)			$11,641,296

See Notes to Consolidated Financial Statements.

10	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2020

Value
TOTAL INVESTMENTS (134.35%) (Cost $114,827,369)	$116,606,161

Liabilities in Excess of Other Assets (-34.35%)(m)	(29,814,992)
NET ASSETS (100.00%)	$86,791,169

Percentages above are stated as a percentage of net assets as of October 31, 2020

Currency Abbreviations:

EUR - Euro

GBP - British Pound Sterling

USD - United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

EURIBOR - Euro Interbank Offered Rate

SONIA - Sterling Over Night Index Average

BOBL - German Federal Government Bond

GILT - United Kingdom Federal Government Bond

Reference Rates:

1M GBP L - 1 Month GBP LIBOR as of October 31, 2020 was 0.04%

3M GBP L - 3 Month GBP LIBOR as of October 31, 2020 was 0.04%

1M EUR L - 1 Month EURIBOR as of October 31, 2020 was (0.55)%

3M EUR L - 3 Month EURIBOR as of October 31, 2020 was (0.52)%

1M US L - 1 Month USD LIBOR as of October 31, 2020 was 0.14%

3M US L - 3 Month USD LIBOR as of October 31, 2020 was 0.22%

1M SONIA - 1 Month SONIA as of October 31, 2020 was 0.05%

3M SONIA - 3 Month Average SONIA as of September 30, 2020 was 0.06%*

*Index reports rate on a calendar quarter end.

(a)	The maturity date for credit investments represents the expected maturity. Many of the instruments are callable through cash flows on the underlying or other call features. Expected maturity may be earlier than legal maturity.
(b)	Securities not registered under the Securities Act of 1933, as amended (the "Securities Act"). These securities generally involve certain transfer restrictions and may be sold in the ordinary course of business in transactions exempt from registration. As of October 31, 2020, the aggregate market value of those securities was $71,921,803, representing 82.87% of net assets.
(c)	Floating or variable rate security. The Reference Rate is described above. Interest rate shown reflects the rate in effect at October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(d)	Interest only security.
(e)	On October 31, 2020, all or a portion of these securities were pledged as collateral for reverse repurchase agreements in the amount of $46,668,535.
(f)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at October 31, 2020.
(g)	Security principal paid in full; the value of the security at October 31, 2020 is expected to be received from the liquidation of the security's trust.
(h)	All or a portion of this position has not settled as of October 31, 2020. The Fund will not accrue interest until the settlement date.
(i)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2020	11

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2020

(j)	This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.
(k)	Security is in default as of October 31, 2020, and is therefore non-income producing.
(l)	Perpetual maturity.
(m)	Includes cash being held as collateral for derivatives and reverse repurchase agreements.

DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS

						Unrealized
				Expiration	Notional	Appreciation/
Description	Counterparty	Position	Contracts	Date	Value	(Depreciation)
2-YEAR U.S. TREASURY NOTES FUTURES	Wells Fargo Securities, LLC	Long	5	December 2020	$1,104,219	$125
10-YEAR U.S. TREASURY NOTES FUTURES	Wells Fargo Securities, LLC	Short	10	December 2020	(1,382,188)	6,374
5-YEAR U.S. TREASURY NOTES FUTURES	Wells Fargo Securities, LLC	Short	396	December 2020	(49,738,219)	79,988
AUD/USD CURRENCY FUTURES	Wells Fargo Securities, LLC	Short	5	December 2020	(351,500)	1,485
EURO BOBL FUTURES	Wells Fargo Securities, LLC	Short	3	December 2020	(474,721)	(2,893)
EUR/USD CURRENCY FUTURES	Wells Fargo Securities, LLC	Short	32	December 2020	(4,662,000)	98,651
GBP/USD CURRENCY FUTURES	Wells Fargo Securities, LLC	Short	46	December 2020	(3,726,288)	(50,214)
LONG GILT FUTURES	Wells Fargo Securities, LLC	Short	1	December 2020	(175,774)	(599)
					$(59,406,471)	$132,917

See Notes to Consolidated Financial Statements.

12	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2020

CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION (OVER THE COUNTER)(a)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at October 31, 2020(b)	Notional Amount(c)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
The Markit CMBX North America BBB Series 12 Index	Morgan Stanley	3.00%	USD	8/17/61	6.46%	2,500,000	$(528,428)	$980,659	$452,231
The Markit CDX High Yield Series 33 Index Tranche 15-25	Morgan Stanley	5.00%	USD	6/20/24	15.15%	5,000,000	(1,393,250)	125,000	(1,268,250)
							$(1,921,678)	$1,105,659	$(816,019)

Credit default swaps pay quarterly.

(a)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(c)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2020	13

1WS Credit Income Fund	Consolidated Statement of Assets and Liabilities

October 31, 2020

ASSETS:
Investments, at fair value (Cost $114,827,369)	$116,606,161
Cash	345,361
Foreign Currency, at fair value (Cost $1,740,577)	1,739,114
Unrealized appreciation on credit default swap contracts	452,231
Receivable on credit default swap contracts	29,931
Variation margin receivable	22,838
Interest receivable	225,647
Capital shares sold receivable	5,300
Deposits held with brokers for derivatives and reverse repurchase agreements	2,841,937
Prepaid expenses and other assets	13,272
Total Assets	122,281,792

LIABILITIES:
Payable for swap contracts premiums	1,105,659
Payable for investment securities purchased	699,574
Payable for reverse repurchase agreements, including accrued interest of $52,598	32,147,158
Unrealized depreciation on credit default swap contracts	1,268,250
Net payable to Adviser	46,560
Accrued fund accounting, administration and compliance fees payable	53,875
Other payables and accrued expenses	169,547
Total Liabilities	35,490,623
Net Assets Attributable to Shareholders	$86,791,169

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO SHARES:
Paid-in capital	$88,360,712
Total distributable earnings	(1,569,543)
Net Assets Attributable to Shareholders	$86,791,169

NET ASSET VALUE
Class I:
Net assets	$86,791,169
Shares outstanding (unlimited shares authorized, par value $0.001 per share)	4,516,582
Net Asset Value per Share	$19.22

See Notes to Consolidated Financial Statements.

14	www.1wscapital.com

1WS Credit Income Fund	Consolidated Statement of Operations

For the
Year Ended
October 31, 2020
INVESTMENT INCOME:
Dividends on short term money market funds	$85,993
Interest	4,415,169
Total Investment Income	4,501,162

EXPENSES:
Investment advisory fee	1,498,709
Fund Accounting and Administration fees	368,070
Compliance fees	35,308
Offering costs	178,600
Legal fees	169,968
Audit fees	118,825
Trustees' fees and expenses	68,250
Transfer agent fees	187,164
Interest on reverse repurchase agreements	446,595
Other expenses	149,394
Total Expenses	3,220,883
Less expenses reimbursed by Adviser (See Note 4)	(775,982)
Less advisory fees waived (See Note 4)	(404,738)
Net Expenses	2,040,163
Net Investment Income	2,460,999

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	645,566
Credit default swap contracts	1,107,343
Futures contracts	(2,808,011)
Foreign currency transactions	143,357
Net realized loss:	(911,745)
Change in unrealized appreciation/(depreciation) on:
Investment securities	(320,026)
Credit default swap contracts	(820,486)
Futures contracts	(24,030)
Foreign currency transactions	(1,959)
Net unrealized loss:	(1,166,501)
Net Realized and Unrealized Loss on Investments	(2,078,246)
Net Increase in Net Assets Attributable to Shares from Operations	$382,753

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2020	15

1WS Credit Income Fund	Consolidated Statement of Changes in Net Assets

		For the Period
		March 4, 2019
	For the	(Commencement of
	Year Ended	Operations) to
	October 31, 2020	October 31, 2019
FROM OPERATIONS:
Net investment income	$2,460,999	$1,095,225
Net realized loss	(911,745)	(413,356)
Net change in unrealized appreciation/(depreciation)	(1,166,501)	2,260,412
Net Increase in Net Assets Attributable to Shares from Operations	382,753	2,942,281

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(3,224,132)	(1,987,029)
From tax return of capital	(1,857,223)	–
Net Decrease in Net Assets from Distributions to Shareholders	(5,081,355)	(1,987,029)

Proceeds from sale of shares	21,586,975	76,676,534
Cost of shares redeemed	(3,951,238)	(4,218,776)
Net asset value of shares issued to shareholders from reinvestment of dividends	252,408	88,616
Net Increase from Capital Share Transactions	17,888,145	72,546,374
Net Increase in Net Assets	13,189,543	73,501,626

NET ASSETS:
Beginning of year/period	73,601,626	100,000
End of year/period	$86,791,169	$73,601,626

OTHER INFORMATION:
Capital Share Transactions:
Beginning shares	3,611,972	5,000
Shares sold	1,109,418	3,809,604
Shares issued as reinvestment of dividends	13,557	4,340
Shares redeemed	(218,365)	(206,972)
Ending Shares	4,516,582	3,611,972

See Notes to Consolidated Financial Statements.

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1WS Credit Income Fund	Consolidated Statement of Cash Flows

For the Year Ended October 31, 2020

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$382,753
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(78,841,361)
Proceeds from disposition of investment securities	70,297,759
Discounts (accreted)/premiums amortized	21,705
Net realized (gain)/loss on:
Investment securities	(645,566)
Net change in unrealized (appreciation)/depreciation on:
Investment securities	320,026
Credit default swap contracts	820,486
Net purchase of short-term investments	(3,418,268)
(Increase)/Decrease in assets:
Receivable from swap contract premiums	115,533
Receivable due from advisor	95,090
Variation margin receivable	(22,838)
Interest receivable	31,215
Receivable on credit default swap contracts	(29,931)
Prepaid offering costs	178,597
Prepaid expenses and other assets	(4,759)
Increase/(Decrease) in liabilities:
Variation margin payable on futures contracts	(259,231)
Payable for swap contracts premiums	1,105,659
Net payable to adviser	46,560
Accrued fund accounting and administration fees payable	10,646
Interest payable on reverse repurchase agreements	36,940
Other payables and accrued expenses	34,947
Net Cash Used in Operating Activities	$(9,724,038)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash payments from reverse repurchase agreements	$220,580,479
Cash payments for reverse repurchase agreements	(219,574,571)
Proceeds from shares sold	21,581,675
Cost of shared redeemed	(3,951,238)
Distributions paid to shareholders	(4,828,947)
Net Cash Provided by Financing Activities	$13,807,398
Effect of exchange rates on cash	$(1,643)
Net Increase in Cash, Restricted Cash and Foreign Rates on Cash	$4,081,717
Cash and restricted cash, beginning balance	$844,695
Cash and restricted cash, ending balance	$4,926,412

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid on interest expense on reverse repurchase agreements	$409,655
Reinvestment of distributions	$252,408

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2020	17

1WS Credit Income Fund	Consolidated Statement of Cash Flows

For the Year Ended October 31, 2020

THE FOLLOWING TABLE PROVIDES A RECONCILIATION OF RESTRICTED CASH AND UNRESTRICTED CASH AND FOREIGN CURRENCY WITHIN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

	October 31, 2020	October 31, 2019
Unrestricted cash and foreign currency	$2,084,475	$208,621
Restricted cash within Deposits with brokers for derivatives and reverse repurchase agreements	$2,841,937	$636,074

Unrestricted Cash and Restricted Cash(a)	$4,926,412	$844,695

(a)	Unrestricted cash and restricted cash as of October 31, 2020 includes $738,952 of margin posted as collateral on futures contracts and $2,102,985 of margin posted as collateral on credit default contracts. Unrestricted cash and restricted cash as of October 31, 2019 includes $605,239 of margin posted as collateral on futures contracts, $10,835 of margin posted as collateral on credit default contracts, and $20,000 of margin posted as collateral on reverse repurchase agreements. All collateral is considered to be restricted cash, which is included in Deposits held with brokers for derivatives and reverse repurchase agreements on the Consolidated Statement of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

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1WS Credit Income Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended October 31, 2020	For the Period March 4, 2019 (Commencement of Operations) to October 31, 2019
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$20.38	$20.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.59	0.35
Net realized and unrealized gain/(loss) on investments	(0.55)	0.63
Total Income from Investment Operations	0.04	0.98

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.77)	(0.60)
From tax return of capital	(0.43)	–
Total Distributions to Shareholders	(1.20)	(0.60)

Net asset value per share - end of period	$19.22	$20.38

Total Investment Return - Net Asset Value(b)	0.53%	4.92%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to shares, end of period (000s)	$86,791	$73,602
Ratio of actual expenses to average net assets including fee waivers and reimbursements	2.55%	1.52	%(c)
Ratio of actual expenses to average net assets excluding fee waivers and reimbursements	4.02%	4.11	%(d)
Ratio of net investment income to average net assets	3.07%	2.57	%(c)
Portfolio turnover rate	79.44%	25.84	%(e)

(a)	Calculated using average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of a share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions, if any, and are not annualized.
(c)	These ratios to average net assets have been annualized.
(d)	These ratios to average net assets have been annualized except the non-recurring organizational expenses which have not been annualized.
(e)	Percentage represents the results for the period and is not annualized.

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2020	19

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2020

NOTE 1. ORGANIZATION

1WS Credit Income Fund (“1WS Credit” or the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that continuously offers its shares of beneficial interest (‘‘Shares’’). 1WS Credit operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, has adopted a policy to make quarterly repurchase offers at a price equal to net asset value (‘‘NAV’’) per Share.

1WS Credit’s investment objective is to seek attractive risk-adjusted total returns through generating income and capital appreciation. 1WS Credit will seek to achieve its investment objective by investing primarily in a wide array of structured credit and securitized debt instruments. There can be no assurance that the Fund’s investment objective will be achieved.

1WS Credit was organized as a Delaware statutory trust on July 20, 2018 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. 1WS Credit had no operations from that date to March 4, 2019, commencement of operations, other than those related to organizational matters and the registration of its Shares under applicable securities laws. 1WS Credit wholly owns and consolidates 1WSCI Sub I, LLC (the “Cayman Islands SPV”), an exempted company incorporated in the Cayman Islands on February 22, 2019. The Cayman Islands SPV is an investment vehicle formed to make certain investments on behalf of 1WS Credit. 1WS Credit is the managing and sole member of the Cayman Islands SPV pursuant to a limited liability agreement dated March 1, 2019. Where context requires, the “Fund” includes both the Fund and the Cayman Island SPV.

1WS Capital Advisors, LLC (the ‘‘Adviser’’ or ‘‘1WS’’) serves as the investment adviser of the Fund. 1WS is a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the ‘‘SEC’’) under the Investment Advisers Act of 1940 (the ‘‘Advisers Act’’). The Adviser is controlled by its managing member, One William Street Capital Management, L.P. (‘‘OWS’’), which is also registered with the SEC as an investment adviser. The Fund’s portfolio manager and other personnel of the Adviser have substantial experience in managing investments and investment funds, including funds which have investment programs similar to that of the Fund.

Institutional Class (“Class I”) Shares (which are not subject to any sales load or asset-based distribution fee) of the Fund are being offered on a continuous basis at the NAV per Share calculated each day. The Fund received exemptive relief from the SEC to issue multiple classes of Shares and to impose asset-based distribution fees as applicable. For the year ended October 31, 2020, only the Class I Shares were offered.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States dollars. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance for investment companies under Financial Accounting Standards Board’s (‘’FASB’’) Accounting Standards Codification (‘’ASC’’) 946, Financial Services-Investment Companies, including accounting for investments at fair value.

The preparation of these consolidated financial statements in accordance with GAAP requires management to make certain estimates and assumptions that affect the amounts reported in the consolidated financial statement and accompanying notes. The Adviser believes that the estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from such estimates and the differences could be material.

Consolidation: 1WS Credit consolidates its investment in the Cayman Islands SPV because 1WS Credit is the sole shareholder of this entity. In accordance with ASC 810, Consolidation, the accompanying consolidated financial statements include the Cayman Islands SPV’s assets and liabilities and results of operations. All investments held by the Cayman Islands SPV are disclosed in the Consolidated Schedule of Investments. All intercompany accounts and transactions have been eliminated upon consolidation.

Investment Transactions: Investment transactions are accounted for on a trade-date basis for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest is recorded on an accrual basis. Realized gains and losses on investment transactions reflected in the consolidated statement of operations are recorded on a first-in, first-out basis. Premiums on fixed-income securities and discounts on non-distressed fixed-income securities are amortized and recorded within interest income in the consolidated statement of operations.

The Fund may enter into derivative contracts for hedging purposes or to gain synthetic exposures to certain investments (“Derivatives”). Derivatives are financial instruments whose values are based on an underlying asset, index, or reference rate and include futures, swaps, swaptions, options, or other financial instruments with similar characteristics.

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1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2020

The Board of Trustees (the “Board”) has adopted valuation policies and procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Adviser and the Administrator (defined below). The Fund’s valuation committee (the “Valuation Committee”) (comprised of officers of the Adviser and established pursuant to the policies and procedures adopted by the Board) has the day-to-day responsibility for overseeing the implementation of the Fund’s valuation policies and procedures and fair value determinations (subject to review and ratification by the Board).

Fund Valuation: Institutional Class Shares are offered at NAV. NAV per Share is determined daily. The Fund’s NAV per share is calculated by subtracting liabilities (including accrued expenses and indebtedness) from the total assets of the Fund (the value of the investments plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Shares outstanding at each day's end.

NOTE 3. PORTFOLIO VALUATION:

ASC 820 Fair Value Measurement defines fair value as an exit price representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value and maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing the use of the most observable input when available.

Valuation inputs broadly refer to the assumptions market participants would use in pricing the asset or liability, including assumptions about risk. ASC 820 distinguishes between: (i) observable inputs, which are based on market data obtained from parties independent of the reporting entity, and (ii) unobservable inputs, which reflect the Adviser’s own assumptions about the judgments market participants would use. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value measurement. When a valuation uses multiple inputs from varying levels of the fair value hierarchy, the hierarchy level is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Level 1—	Inputs that are unadjusted, quoted prices in active markets for identical assets or liabilities.

Level 2—	Inputs (other than quoted prices included in Level 1) that are observable, either directly or indirectly.

Level 3—	Inputs that are unobservable and reflect the Adviser’s best estimate of what market participants would use in pricing the asset or liability. This includes situations where there is little, if any, market activity for the asset or liability.

Generally, the Fund expects to be able to obtain pricing from independent third-party sources on many of its investments. However, in certain circumstances where such inputs are difficult or impractical to obtain or such inputs are deemed unreliable, we may fair value certain investments using internal manager marks. As of October 31, 2020, no investments held by the Fund were valued using internal manager marks.

The following factors may be pertinent in determining fair value: security covenants, call protection provisions and information rights; cash flows, the nature and realizable value of any collateral; the debt instrument's ability to make payments; the principal markets and financial environment in which the debt instrument operates; publicly available financial ratios of peer companies; changes in interest rates for similar debt instruments; and enterprise values, among other relevant factors.

Determination of fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of these investments may differ significantly from the values that would have been used had such market quotations existed for such investments, and any such differences could be material. Accordingly, under current accounting standards, the notes to the Fund’s consolidated financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the Fund’s financial statements.

Annual Report | October 31, 2020	21

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2020

The following tables summarize the Fund’s financial instruments classified as assets and liabilities measured at fair value by level within the fair value hierarchy as of October 31, 2020:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed Securities	$–	$31,897,268	$–	$31,897,268
Commercial Mortgage-Backed Securities	–	15,249,245	–	15,249,245
Asset-Backed Securities	–	40,677,886	2,018,243	42,696,129
Collateralized Loan Obligations	–	14,633,193	–	14,633,193
Preferred Stocks	489,030	–	–	489,030
Short Term Money Market Funds	11,641,296	–	–	11,641,296
Total	$12,130,326	$102,457,592	$2,018,243	$116,606,161
Derivative Instruments
Assets:
Future Contracts	$186,623	$–	$–	$186,623
Credit Default Swap Contracts	–	452,231	–	452,231
Liabilities:
Future Contracts	$(53,706)	–	–	(53,706)
Credit Default Swap Contracts	–	(1,268,250)	–	(1,268,250)
Total	$132,917	$(816,019)	$–	$(683,102)

There were no changes in valuation technique. Collateralized Loan Obligation Securities were transferred from Level 3 to Level 2 as the market provided more transparency at October 31, 2020 than in the previous year.

The following table discloses the purchase of Level 3 portfolio investments as well as the value of transfers into or out of Level 3 for the year ended October 31, 2020 of the Fund’s Level 3 portfolio investments:

	Asset-Backed	Collateralized Loan
	Securities	Obligations	Total
Balance as of October 31, 2019	$2,098,965	$1,283,300	$3,382,265
Accrued discount/premium	(244,108)	(46,253)	(290,361)
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	(19,719)	(242,067)	(261,786)
Purchases	183,105	–	183,105
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	(994,980)	(994,980)
Balance as of October 31, 2020	$2,018,243	$–	$2,018,243
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at October 31, 2020	$(19,719)	$–	$(19,719)

The following table presents additional information about the valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2020:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value	Valuation Technique	Unobservable Inputs	Value/Range
Asset-Backed Securities	$2,018,243	Broker pricing	Indicative quote	$2,844.70 - $3,084.60 (1)

(1)	Input is based on the total market value of the outstanding loan, of which the Fund owns 6%.

Federal Income Taxes: The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually, as a regulated investment company (a ‘‘RIC’’) under Subchapter M of the Internal Revenue Code (the ‘‘Code’’). As a RIC, the Fund generally will not have to pay Fund-level federal income taxes on any ordinary income or capital gains that the Fund distributes to shareholders from our tax earnings and profits.

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1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2020

For the year ended October 31, 2020, the Fund did not have a tax liability. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

Distributions to Shareholders: The Fund intends to declare and pay substantially all of its net investment income to shareholders in the form of dividends on a quarterly basis. The Fund also intends to distribute substantially all net realized capital gains at least annually.

Offering Costs: Offering costs incurred by the Fund of $411,419 which are subject to the Expense Limitation Agreement (defined below), were treated as deferred charges until operations commenced and were amortized over a 12-month period using the straight-line method. The 12-month amortization period ended March 4, 2020 and the Fund amortized $178,600 in offering costs for the year ended October 31, 2020.

NOTE 4. FEES AND EXPENSES

Investment Advisory: Under an investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), the Fund pays the Adviser a fee at the annualized rate of 1.50% of the daily gross assets of the Fund (the “Management Fee”). For the one-year period beginning on March 1, 2020, the Adviser has voluntarily agreed to reduce the Management Fee to 1.25% of the Fund’s daily gross assets.

Expense Limitation and Reimbursement Agreement: Pursuant to an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”), the Adviser agrees to pay or absorb operating expenses of the Fund, including, without limitation, organization and offering expenses (excluding brokerage and transactional expenses; borrowing and other investment-related costs and fees including interest and commitment fees; short dividend expense; acquired fund fees; taxes; litigation and indemnification expenses; judgments; and extraordinary expenses not incurred in the ordinary course of the Fund’s business – collectively, the “Exclusions”), to the extent necessary to limit the Other Expenses of the Institutional Class Shares of the Fund (as set forth in the Fund’s Prospectus) less the Exclusions to 0.50% per annum of the Fund’s daily gross assets.

As of October 31, 2020, the advisor reimbursed fees under the Expense Limitation Agreement which are recoupable as follows:

Expires October 31, 2022	Expires October 31, 2023
$789,616	$775,982

Officer and Trustee Compensation: The Fund pays each member of the Board of Trustees who is not a director, officer, employee or affiliate of OWS a $15,000 annual retainer, $2,500 per board meeting and $1,000 for each committee meeting. The Chair of the Audit Committee and Nominating Committee each receives an additional $5,000 annual retainer. None of the executive officers receive compensation from the Fund.

Distribution and Servicing Fees: The Fund has entered into a distribution agreement (the ‘‘Distribution Agreement’’) with ALPS Distributors, Inc. (the ‘‘Distributor’’), pursuant to which the Distributor is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions.

Fund Administration and Accounting Fees and Expenses: ALPS Fund Services, Inc. (the ‘‘Administrator’’) serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund (which are in addition to the services provided by the Adviser, as described above). In consideration of these services, the Fund pays the Administrator, on a monthly basis. The Fund will reimburse the Administrator for certain out-of-pocket expenses incurred on behalf of the Fund.

Compliance Fees: ALPS Fund Services, Inc. provides Chief Compliance Officer Services to the Fund. Additionally, ALPS provides services in monitoring and testing the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS is compensated under the Chief Compliance Officer Services Agreement.

Legal Fees: Kramer Levin Naftalis & Frankel LLP serves as counsel to the Fund.

Audit Fees: Deloitte & Touche LLP acts as independent registered public accountant for the Fund and in such capacity audits the Fund’s annual financial statements.

Custodian: The Bank of New York Mellon serves as the Fund’s primary custodian.

Annual Report | October 31, 2020	23

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2020

Transfer Agent: DST Systems, Inc. (“DST”) serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund.

NOTE 5. SECURITIES TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations and including maturities and paydowns, transacted for the year ended October 31, 2020, were as follows:

Cost of Investments	Proceeds from
Purchased	Investments Sold
$ 76,232,858	$ 69,754,824

NOTE 6. INVESTMENTS

Under normal investment conditions, the Fund will invest at least 80% of its assets (including borrowings for investment purposes) in debt obligations.

The securities/instruments acquired by the Fund may include all types of debt and other obligations (‘‘Credit Investments’’), and may have varying terms with respect to collateralization, seniority or subordination, purchase price, convertibility, interest payments and maturity, and may consist of the following: (i) residential and commercial mortgage-backed securities (‘‘MBS’’), as well as real estate loans or pools of such loans; (ii) asset-backed securities (‘‘ABS’’), or other instruments secured by financial, physical, and/or intangible assets (e.g., receivables or pools of receivables), and investments in any assets/instruments underlying the foregoing structured/secured obligations; (iii) debt and equity tranches of collateralized loan obligations (‘‘CLOs’’) and collateralized debt obligations (‘‘CDOs’’); (iv) public and private senior and mezzanine, senior secured or unsecured bonds/loans; and (v) other income producing securities, including investment grade debt, debentures and notes, and deferred interest, payment-in-kind or zero coupon bonds/notes. The Fund may invest without limit in CLOs or CDOs, including the equity tranches of such vehicles.

The Fund may also invest indirectly in any of the foregoing instruments through: (i) investing in other funds, including exchange traded funds (‘‘ETFs’’) and up to 15% of its net assets in funds that are excluded from the definition of ‘‘investment company’’ under the 1940 Act solely by reason of Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, that are primarily invested in Credit Investments (except that investments in MBS, ABS, CLOs or CDOs and other Credit Investments that are not hedge funds or private equity funds are not subject to such 15% limitation); or (ii) entering into derivatives, including long and short positions in credit default swaps, total return swaps, forward contracts, futures and other similar transactions. The Fund may also use derivatives for cash management purposes, to modify interest rate exposure or to hedge positions. The Fund may invest in derivatives without limit, subject to adherence to applicable asset coverage and/or segregation requirements of the 1940 Act. (The Fund counts the foregoing indirect investments in debt obligations towards the Fund’s requirement to invest at least 80% of its assets in debt obligations.)

The Fund anticipates that many Credit Investments will be rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Credit Investments that are rated below investment grade (commonly referred to as ‘‘high yield’’ securities or ‘‘junk bonds’’) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

In seeking to achieve the Fund’s objective, the Fund may also invest a portion of its net assets in (i) U.S. and foreign government obligations, and highly-rated debt instruments (e.g., commercial paper); and (ii) long and short positions in public or private equity securities, which can include ETFs and real estate investment trusts.

The Fund intends to add leverage to its portfolio through direct borrowing and/or through entering into reverse repurchase agreements. Certain of the Fund’s investments may require leverage to achieve the desired risk-adjusted return profile deployed by the Fund.

At any given time, a substantial portion of our portfolio may be illiquid, subjecting the Fund to increased credit risk. If a borrower or obligor or other counterparty on an instrument underlying a Credit Investment is unable to make its payments, we may be greatly limited in our ability to recover any outstanding principal and interest (or other applicable amounts) under such Credit Investment. Our Shares therefore should be purchased only by investors who could afford a possible substantial loss of their investment. There is no geographic or currency limitation on the securities or instruments acquired by the Fund. The Fund may purchase debt or equity securities of non-U.S. governments and corporate entities domiciled outside of the United States, including emerging markets issuers.

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1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2020

NOTE 7. DERIVATIVE INSTRUMENTS

The Fund may enter into derivative transactions in connection with its investing activities. These instruments derive their value, primarily or partially, from the underlying asset, indices, reference rate, or a combination of these factors. Derivatives are subject to various risks similar to non-derivative instruments, such as interest, market, and credit risk.

The Fund is subject to interest rate exposures, both directly and indirectly. Direct interest rate exposure can result from holding fixed rate bonds, the value of which may decrease if interest rates rise. Additionally, indirect interest rate exposure can result from certain securitization transactions that contain mismatches between the rate of interest earned on the underlying loans and/or receivables as compared to the rate of interest due on the securities. To hedge this risk for cases in which the Fund deems it effective, the Fund may enter into futures contracts, interest rate swaps, other interest rate options, or securities sold, not yet purchased.

The Fund is also subject to credit risk in the normal course of pursuing its investment objectives. In addition to the specific credit risk, in particular investment securities, the Fund is exposed to broader market credit risk. To hedge this risk, the Fund may enter into a variety of instruments, including credit default swaps, futures, options, and swaptions.

The market value of derivative instruments generally may change in a manner that amplify market movements relative to the underlying asset or reference rate. As a result of adverse market movements, the Fund’s derivatives instruments could cause the Fund to suffer losses that magnify the market value changes of the underlying asset or reference rate. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additionally, in instances where the Fund is using derivatives to hedge risk exposures held by the Fund, there are also risks that those derivatives may not perform as expected relative to the Fund positions intended to be hedged which could result in losses for the hedged positions.

Derivatives are also subject to the risk of possible regulatory changes which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Futures Contracts: Futures contracts are commitments to either purchase or sell a financial instrument or commodity at a future date for a specified price. Upon entering into futures contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent changes in market value of the contract (which may require additional margin to be deposited) are recorded for financial statement purposes as unrealized gains or losses.

The Fund may use futures contracts to hedge against changes in the value of financial instruments or changes in interest rates. Upon entering into such futures contracts, the Fund bears the risk of interest rates or financial instruments’ prices moving adversely to the positions. With futures, counterparty risk is mitigated as these contracts are exchange-traded and the exchange’s clearinghouse guarantees against non-performance by the counterparty.

Credit Default Swaps and Credit Default Tranches: In a typical credit default swap, the Fund receives (if a buyer) or provides (if a seller) protection against certain credit events involving one or more specified reference entities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a defined credit event on the reference obligation which may be a single security, a basket of securities, or a specified credit index. The applicable credit events are established at the inception of the transaction and generally include bankruptcy, insolvency, and failure to meet payment obligations when due, among other events. After a credit event occurs, the contingent payment payable by the seller to the buyer may be mitigated or reduced by segregated collateral and netting arrangements between the counterparties to the transaction.

A credit default tranche is a type of credit default swap that allows an investor to gain exposure to a particular portion of the loss distribution on a specified credit index. Tranches are defined by attachment and detachment points that specify the range of exposure to which an investor is receiving or providing protection with respect to the specified credit index.

The Fund may enter into credit default swaps or credit default tranches to hedge against changes in the value of, or to gain exposure to, the market, certain sectors of the market, or specific issuers. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss. Upon entering into a credit default swap, as a seller of protection or a buyer of protection, the Fund bears exposure to changes in market pricing of risk related to the reference obligations. Additionally, the Fund is exposed to counterparty risk to the extent the fair value of the credit default swap exceeds the collateral posted. Credit default swaps are either centrally cleared swaps or executed bilaterally under standard form ISDA master agreements entered into with each counterparty.

Annual Report | October 31, 2020	25

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2020

Any upfront payments made or received upon entering into a credit default swap contract are treated as part of the cost and any fluctuations are reflected as part of the unrealized gain (loss) on valuation. Upon termination of the swap contract, the amount included in the cost is reversed and becomes part of the credit default swap’s realized gain (loss). For credit default swap contracts, the upfront payments serve as an indicator of the current status of the payment/performance risk. The fair value of a credit default swap contract represents the amount of upfront payment that would be required to enter into such swap as of a measurement date. Upfront payments vary inversely to the price of debt issued by the reference entity. Increasing fair values for credit default swap contracts, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the market pricing of the reference entity’s debt.

The following is a summary of the derivative instruments fair value and the location and effect of derivative instruments held directly by the Fund for the year ended October 31, 2020:

	Consolidated Statement of Assets and Liabilities	Consolidated Statement of Operations
	Derivative Assets Fair Value(a)	Derivative Liabilities Fair Value(a)	Net Realized Gain/ (Loss)	Net Change in Unrealized Appreciation / (Depreciation)
Futures contracts	$186,623	$(53,706)	$(2,808,011)	$(24,030)
Credit default swap contracts	452,231	(1,268,250)	1,107,343	(820,486)
Total derivatives	$638,854	$(1,321,956)	$(1,700,668)	$(844,516)

(a)	Includes the cumulative appreciation/depreciation of futures contracts and swap contracts as reported in the Consolidated Schedule of Investments. Only the current day's variation margin receivable of $22,838 for futures is reported within the Consolidated Statement of Assets and Liabilities. Total cumulative appreciation/depreciation on futures contracts as shown on the table above is reported on the Consolidated Statement of Investments.

The average short notional value and number of short futures contracts outstanding during the year ended October 31, 2020 was $57,954,821 and 475, respectively. The average notional value of credit default swap contracts related to the sale of protection outstanding during the year ended October 31, 2020 was $1,278,786.

Offsetting Arrangements: Certain derivative contracts and reverse repurchase agreements are executed under standardized netting agreements. A netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement. Futures contracts are centrally cleared and not subject to master netting agreements, thus are not included on the tables below.

Offsetting of Derivatives and Reverse Repurchase Agreements Assets

October 31, 2020

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount Receivable
Credit default swap contract	$452,231	$–	$452,231	$(452,231)	$–	$–
Total	$452,231	$–	$452,231	$(452,231)	$–	$–

26	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2020

Offsetting of Derivatives and Reverse Repurchase Agreements Liabilities

October 31, 2020

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount Payable
Credit default swap contract	$1,268,250	$–	$1,268,250	$(452,231)	$(816,019)	$–
Reverse repurchase agreements	32,147,158	–	32,147,158	(32,147,158)	–	–
Total	$33,415,408	$–	$33,415,408	$(32,599,389)	$(816,019)	$–

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

NOTE 8. LEVERAGE

The Fund may obtain leverage in seeking to achieve its investment objective, including obtaining financing to make investments in Credit Investments. The Fund may obtain leverage through direct borrowing and/or through entering into reverse repurchase agreements.

In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. Reverse repurchase agreements are generally recorded at their contractual amounts, including accrued interest, as specified in each respective agreement. Securities sold are held on terms that may permit the counterparty to sell or re-pledge the securities subject to certain limitations. Such securities sold are held as collateral and are generally valued daily by the counterparty. The Fund may be required to deliver additional collateral or may demand the counterparty to return collateral pledged, as deemed necessary to ensure that the fair value of the underlying collateral remains sufficient to cover the contractual amount. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. The total amount of securities pledged, or partially pledged, at October 31, 2020 was $46,668,535. During the year ended October 31, 2020, the average amount of reverse repurchase agreements outstanding was $17,266,872, at a weighted average interest rate of 2.56%.

The following table indicates the total amount of reverse repurchased agreements, including accrued interest, reconciled to the Fund’s liability as of October 31, 2020:

Remaining contractual maturity of the agreements

	Less than 30 days	30-90 days	Greater than 90 days	Total
Asset-Backed Securities	$614,274	$14,113,493	$1,608,894	$16,336,661
Commercial Mortgage-Backed Securities	—	1,316,297	514,849	1,831,146
Residential Mortgage-Backed Securities	—	11,006,852	531,655	11,538,507
Collateralized Loan Obligations	—	2,440,844	—	2,440,844
Total	$614,274	$28,877,486	$2,655,398	$32,147,158	*

*	The total reverse repurchase agreement balance includes $32,147,158 of financing with extendable provisions that automatically renew per the terms of the respective reverse repurchase agreements.

Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s NAV. This means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned its assets on an unleveraged basis. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to leverage directly or indirectly.

Annual Report | October 31, 2020	27

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2020

NOTE 9. REPURCHASE OFFERS

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers at a price equal to the NAV per Share as of the Repurchase Pricing Date (i.e., the date that will be used to determine the Fund’s NAV applicable to the repurchase offer), of between 5% and 25% of the Shares outstanding. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted. The Fund will make quarterly repurchase offers in the months of March, June, September and December. There is no guarantee that shareholders will be able to sell all of the shares they desire in a repurchase offer because shareholders, in total, may wish to sell more than the percentage of the Fund’s Shares being repurchased.

During the year ended October 31, 2020, the Fund completed four quarterly repurchase offers. In each offer, the Fund offered to repurchase no less than 5% of the number of its outstanding Shares as of the Repurchase Pricing Date. The repurchase offers were not oversubscribed. The result of these repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Repurchase Commencement Date	12/18/2019	03/18/2020	06/17/2020	09/17/2020
Repurchase Request Deadline	01/15/2020	04/15/2020	07/15/2020	10/15/2020
Repurchase Pricing Date	01/15/2020	04/15/2020	07/15/2020	10/15/2020
Repurchased Amount	$635,277	$1,556,462	$1,183,977	$575,522
Repurchased Shares	30,809	93,706	63,999	29,851

NOTE 10. PRINCIPAL RISKS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss may exist from things such as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Investment and Market Risk: The Fund may invest in credit-sensitive investments. Until such investments are sold or mature, the Fund is exposed to risks, including interest rate and spread risks, as well as credit and structural risks relating to whether the cash flows from the underlying assets will be sufficient in amount and timing to make expected payments on the securities. The Adviser monitors the risk parameters and expected volatility of the Fund’s overall portfolio and attempts to manage concentrations of the portfolio in any particular investment holding, strategy, or market. Additionally, the Adviser seeks to control portfolio risks through selective sizing of positions based on a regular evaluation of each investment’s risk and reward characteristics. Regular mark-to-market portfolio monitoring helps the Adviser monitor the investments. The Adviser has also developed a proprietary risk management system and uses statistical and cash flow models to monitor portfolio risk, as well as individual position specific risk.

While the Adviser generally seeks to hedge certain portfolio risks, the Adviser will not, in general, attempt to hedge all market, interest rate or other risks in the portfolio, and it may elect to only partially hedge certain risks. Specifically, the Adviser may determine that it is economically unattractive, or otherwise undesirable, to hedge certain risks and instead may rely on diversification to offset such risks.

Repurchase Offers Risk: An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares. The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct repurchase offers of the Fund’s outstanding Shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of Shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments and cash from the sale of Shares. The Fund believes that it can meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

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1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2020

Leverage Risk: Under current market conditions, the Fund may utilize leverage in an amount up to 33⅓% of the Fund’s total assets principally through outstanding senior securities representing indebtedness (“Borrowings”). The Fund may obtain leverage through direct borrowing and/or through entering into reverse repurchase agreements that create leverage. Reverse repurchase agreements are agreements in which a Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the risk that the market value of the security sold by the Fund may decline in value, requiring the Fund to post the additional collateral or to repurchase the security. Reverse repurchase agreements also may be viewed as a form of borrowing, and borrowed assets used for investment creates leverage risk. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. In connection with the Fund’s investments in reverse repurchase agreements, the Fund will segregate or designate cash or other liquid assets in accordance with its policies and procedures. Such segregation or designation will not limit a Fund’s exposure to losses.

Counterparty Credit Risk: The Fund attempts to control credit risk exposure to trading counterparties and brokers through internal monitoring procedures. A significant portion of the Fund’s positions, including cash, are held at major financial institutions. All security transactions of the Fund are transacted with approved brokers and cleared through major securities firms. In the event the brokers are unable to fulfill their obligations, the Fund could be subject to credit risk.

A primary difference in risks associated with bilateral OTC contracts and exchange-traded contracts/centrally cleared swaps involves the nature of credit and liquidity risks. Unlike exchange-traded instruments or centrally cleared swaps, in which performance may be backed by the exchange or clearing corporation, bilateral OTC contracts require the performance of a specific counterparty and it’s posting of collateral. In the event of a default by such counterparty, the Fund could be exposed to potential losses. The Fund seeks to reduce its credit risk on bilateral OTC contracts by only transacting with high credit-standing counterparties. In addition, the Fund further mitigates the risk of counterparty non- performance by requiring counterparties to pledge cash and/or securities to collateralize unrealized gains on bilateral OTC contracts, in accordance with the terms of International Swaps and Derivatives Association (“ISDA”) agreements.

Liquidity Risk: The Fund needs cash liquidity in order to settle trading obligations, meet margin calls on derivatives, meeting margin calls and repayments on maturing financial arrangements, and meet repurchase offers. The Adviser actively monitors and manages the current and future sources of and draws on liquidity (cash and cash equivalents) as well as liquid securities.

Credit Risk: Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Non-Diversified Fund Risk: The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Interest Rate Risk: Interest rate risk arises from the possibility that changes in interest rates will affect the value of financial instruments. The Fund may be exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on their financial position and cash flows. The Fund may be exposed to interest rate risk as a result of mismatches or gaps in the amounts of assets and liabilities that mature or reprice in a given period.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, intends to replace the U.S. dollar LIBOR with the Secured Overnight Funding Rate (SOFR), a new index calculated by short-term repurchase agreements, backed by U.S. Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts and represent a significant risk on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability and the extent to which that may impact the Fund may vary depending on various factors, which include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new successor reference rates and/or fallbacks for both legacy and new instruments. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Annual Report | October 31, 2020	29

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2020

Foreign Currency Risk: The Fund may invest a portion of its assets in non-U.S. currencies, or in instruments denominated in non-U.S. currencies, the prices of which are determined with reference to currencies other than the U.S. Dollar. The Fund, however, values its securities and other assets in U.S. Dollars. The Fund generally seeks to hedge all or any portion of its foreign currency exposure. To the extent the Fund’s investments in foreign currency exposure are not hedged, the value of the Fund’s assets will fluctuate with U.S. Dollar exchange rates as well as the price changes of the Fund’s investments in the various local markets and currencies.

CDO and CLO Risk: The Fund may invest in CDOs and/or CLOs which are subject to the following risks: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) CDOs and/or CLOs typically will have no significant underlying assets other than their underlying senior secured debt obligations or loans and payments on the CDOs and/or CLOs are and will be payable solely from the cash flows from such senior secured debt obligations and/or loans; (iv) CDOs and/or CLOs are typically highly levered, and therefore the CDO and/or CLO interests that the Fund may invest in are subject to a higher risk of total loss; (v) investments in CDOs and/or CLOs may be riskier and less transparent to the Fund and its shareholders than direct investments in the underlying companies; (vi) the potential for interruption and deferral of cash flow to Fund investments in the equity and junior debt tranches of CDOs and/or CLOs; (vii) interests in CDOs and/or CLOs may be illiquid; (viii) investments in foreign CDOs and/or CLOs may involve significant risks in addition to the risks inherent in U.S. CDOs and/or CLOs; (ix) the Fund may invest with collateral managers that have no or limited performance or operating history; (x) the inability of a CDO or CLO collateral manager to reinvest the proceeds of any prepayments may adversely affect the Fund; (xi) the loans underlying the CDOs and/or CLOs may be sold and replaced resulting in a loss to the Fund; (xii) the Fund may not have direct rights against the underlying borrowers or obligors comprising the CDOs and/or CLOs’ investments or the entities that sponsored the CDOs and/or CLOs; and (xiii) investments in equity and junior debt tranches of CDOs and/or CLOs will likely be subordinate to the other debt tranches of such CDOs and/or CLOs, and are subject to a higher degree of risk of total loss.

Commercial Mortgage-Backed Securities (“CMBS”) and Residential Mortgage-Backed Securities (“RMBS”) Risk: CMBS and RMBS are mortgage-backed securities that may be secured by interests in a single commercial or residential mortgage loan or a pool of mortgage loans secured by commercial or residential property. CMBS and RMBS may be senior, subordinate, interest-only, principal-only, investment-grade, non-investment grade or unrated. The Fund may acquire CMBS and RMBS from private originators as well as from other mortgage loan investors, including savings and loan associations, mortgage bankers, commercial banks, finance companies and investment banks. The credit quality of any CMBS and RMBS issue depends primarily on the credit quality of the underlying mortgage loans. At any one time, a portfolio of mortgage-backed securities may be backed by commercial or residential mortgage loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions. As a result, the commercial or residential mortgage loans may be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations.

Coronavirus Risk: In December 2019, the virus SARS-CoV-2, which causes the coronavirus disease known as COVID-19, spread around the world, resulting in the temporary closure of many corporate offices, retail stores, and manufacturing facilities across the globe, as well as the implementation of travel restrictions and remote working and “shelter-in-place” or similar policies by numerous companies and national and local governments. These actions caused the disruption of manufacturing supply chains and consumer demand in certain economic sectors, resulting in significant disruptions in local and global economies. The Fund's performance was negatively impacted during the initial periods of the pandemic. The longer-term impact of COVID-19 on the operations of the Adviser and the performance of the Fund is difficult to predict, but may also be adverse. The longer-term potential impact on such operations and performance could depend to a large extent on future developments and actions taken by authorities and other entities to contain COVID-19 and its economic impact. The impacts, as well as the uncertainty over impacts to come, of COVID-19 have adversely affected the performance of the Fund and may continue to do so in the future.

NOTE 11. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at the Fund's fiscal year-end.

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1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2020

For the period ended October 31, 2020, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Decrease	Increase
Paid-in Capital	Total Distributable Earnings
$ (178,600)	$ 178,600

The reclassifications were primarily related to non-deductible offering costs

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of October 31, 2020, the following amounts are available for federal income tax purposes as unused capital loss carry forwards that may be used to offset future realized capital gains:

Short Term Loss Carry	Long Term Loss Carry
Forward	Forward
$ –	$ (2,106,419)

As of October 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$–
Accumulated capital losses	(2,106,419)
Unrealized appreciation/(depreciation)	585,429
Other Cumulative effect of timing differences	(48,553)
Total	$(1,569,543)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at October 31, 2020, were as follows:

Cost of investments for income tax purposes	$115,415,132
Gross appreciation (excess of value over tax cost)	$5,766,562
Gross depreciation (excess of tax cost over value)	(5,174,992)
Net depreciation of foreign currency	(6,141)
Net unrealized appreciation/(depreciation)	$585,429

The tax character of distributions paid for the period ended October 31, 2019 and year ended October 31, 2020 was as follows:

2019
Distributions Paid From:
Ordinary Income	$1,987,029
Total	$1,987,029

2020
Distributions Paid From:
Ordinary Income	$3,224,132
Return of Capital	1,857,223
Total	$5,081,355

Annual Report | October 31, 2020	31

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2020

NOTE 12. SUBSEQUENT EVENTS

In preparing these financial statements, the Fund’s management has evaluated events and transactions through the date the financial statements were issued.

The Fund notified shareholders of a quarterly repurchase offer on December 18, 2020. The Fund intends to complete the quarterly repurchase offer on January 15, 2021.

Management has determined that there were no other subsequent events requiring disclosure.

32	www.1wscapital.com

Report of Independent Registered
1WS Credit Income Fund	Public Accounting Firm

To the Shareholders and the Board of Trustees of 1WS Credit Income Fund:

Opinion on the Consolidated Financial Statements and Consolidated Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of 1WS Credit Income Fund (the "Fund"), including the consolidated schedule of investments, as of October 31, 2020, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and financial highlights for the periods presented, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the Fund as of October 31, 2020, and the results of their operations and their cash flows for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the consolidated financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

December 21, 2020

We have served as the auditor of 1WS Credit Income Fund since 2018.

Annual Report | October 31, 2020	33

1WS Credit Income Fund	Approval of Investment Advisory Agreement

October 31, 2020 (Unaudited)

At a telephonic meeting held on October 1, 2020, the Board of Trustees (the “Board”) of 1WS Credit Income Fund, a Delaware statutory trust (the “Fund”), considered and approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and 1WS Capital Advisors, LLC, a Delaware limited liability company (the “Adviser”), for an additional one-year term. Also, by a unanimous vote, the members of the Board (the “Trustees”) who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Fund (the “Independent Trustees”), separately voted to approve the Advisory Agreement.

In considering whether to approve the Advisory Agreement, the Board reviewed various materials from the Adviser, which included: (i) information concerning the services provided to the Fund by the Adviser; (ii) the fees and expenses of the Fund, including comparative expense information; (iii) information on the profitability of the Adviser and its affiliates; and (iv) other potential benefits to the Adviser from its relationship with the Fund. In particular, the Board considered the following:

(a) The Nature, Extent and Quality of Services Provided by the Adviser

The Trustees reviewed various presentations the Adviser provided to the Board regarding services provided to the Fund. The Trustees noted the importance of the Adviser having adequate resources and, in this regard, noted One William Street Capital Management, L.P.’s, the sole managing member of the Adviser (“OWS”), assets under management, positive earnings and sound capital position. The Trustees also took into account OWS’s representation, as the sole managing member of the Adviser, that its current financial condition enables the Adviser to provide quality services to the Fund. In connection with the broad scope of investment advisory services provided to the Fund, the Board discussed, in detail, with representatives of the Adviser, the management of the Fund’s investments in accordance with the Fund’s stated investment objective and policies. In this regard, the Board also considered the experience of the individuals responsible for the management and operation of the Fund's assets in managing funds and other alternative investment vehicles. The Board noted that the Adviser provided, at its own expense, facilities necessary for the operation of the Fund and it makes certain of its personnel available to serve as the senior officers of the Fund, including the Chief Executive Officer and the Chief Financial Officer. The Board further noted the Adviser’s continued services without significant issues during the COVID-19 pandemic, as well as minimal personnel turnover. The Board found it was reasonable to expect that the Fund would continue to receive the services required from the Adviser under the Advisory Agreement and that these services would be of high quality.

(b) Investment Performance of the Fund and Adviser

In connection with the evaluation of the services provided by the Adviser, the Trustees reviewed the performance of the Fund, noting that the Fund’s performance was generally in line with other closed-end registered investment companies considered competitors of the Fund. The Trustees observed that, while the Fund had experienced underperformance more recently during the volatile pandemic market environment, performance was understandable in light of the particular management style involved and the particular market environment for various asset classes in which the Fund is invested.

(c) Cost of the Services Provided and Profits Realized by the Adviser from its Relationship with the Fund

The Trustees reviewed the cost of services provided by the Adviser and the fees paid under the Advisory Agreement. The Trustees considered that under the Advisory Agreement the Fund pays the Adviser a fixed management fee of 1.50% of gross assets per annum, and that, (i) for the period from March 1, 2019 to February 29, 2020, the Adviser had voluntarily reduced the management fee to 0.75% of the Fund’s daily gross assets, and (ii) for the one-year period beginning on March 1, 2020, the Adviser has voluntarily agreed to reduce the management fee to 1.25% of the Fund’s daily gross assets. The Trustees also considered information showing a comparison of the advisory fees and expense ratio of the Fund compared with fees and expenses of other similar 1940 Act-registered products, as well as the fees of similar funds managed by the Adviser (or its affiliates). The Board noted that the fees and expenses paid under the Advisory Agreement were generally in line with those of other similar closed-end funds, and comparable to those charged by the Adviser to comparable accounts which the Adviser (or its affiliates) manages. It was noted that, unlike other funds managed by the Adviser (or its affiliates), the Fund is not subject to a performance or incentive fee. The Trustees observed that the Fund has in place an agreement with the Adviser under which the Fund benefits from a 50 basis point expense limitation/cap on non-management gross assets. Based on its review, the Board concluded that the level of the management fee for the Fund was fair and reasonable in light of the extent and quality of services provided to the Fund.

In reaching this conclusion, the Trustees also considered the profitability of the Adviser and its affiliates from the relationship with the Fund as well as other factors discussed below. The Trustees observed the lack of profitability from the Fund during the period, given the relatively small asset size of the Fund and the effect of the expense cap.

(d) Other Benefits

The Trustees then considered the direct and indirect benefits to the Adviser and its affiliates from its relationship with the Fund, including the fees paid pursuant to the Advisory Agreement. The Board concluded that the Fund benefits from those services and that the benefits to the Adviser derived from these relationships seemed fair and reasonable.

34	www.1wscapital.com

1WS Credit Income Fund	Approval of Investment Advisory Agreement

October 31, 2020 (Unaudited)

(e) Economies of Scale

The Trustees then noted that economies of scale may be realized when a fund’s assets increase significantly. The Trustees observed that because the Fund has not yet reached meaningful asset levels, the Trustees did not consider specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any.

Conclusion

Based on all of the foregoing, and such other matters as were deemed relevant, the Board found the fee structure under the Advisory Agreement to be fair and reasonable in light of the services provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Trustees, including all of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional one-year term.

Annual Report | October 31, 2020	35

1WS Credit Income Fund	Additional Information

October 31, 2020 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2020, on Form N-Q. The Fund’s Forms N-Q or N-PORT will be available on the Fund’s website located at http://www.1wscapital.com or on the SEC’s website at http://www.sec.gov.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling 1-833-834-4923, on the Fund’s website located at http://www.1wscapital.com, and on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year without charge, upon request, by calling 1-833-834-4923, on the Fund’s website located at www.1wscapital.com, and on the SEC’s website at http://www.sec.gov.

36	www.1wscapital.com

1WS Credit Income Fund	Trustees and Officers

October 31, 2020 (Unaudited)

The business and affairs of the Fund are managed under the oversight of the Board. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as resignation or removal by the Board. Each Trustee’s mailing address is c/o 1WS Credit Income Fund, 299 Park Avenue, 25th Floor, New York, New York 10171. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-833-834-4923.

INDEPENDENT TRUSTEES

Name and Year of Birth	Position(s) Held and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships During Past 5 Years
Michael M. Knetter Year of Birth: 1960	Trustee (since inception)	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	None(3)	Trustee, Neuberger Berman Mutual Funds (2007 - present); Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.
George W. Morriss Year of Birth: 1947	Trustee (since inception)	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	None(3)	Trustee, Neuberger Berman Mutual Funds (chair of closed-end fund committee; vice-chair, contract review committee; chair of audit committee from 2010 to 2017; member of executive committee and investment performance committee) (February 2007 – present); trustee and chairman of the board, Thrivent Church Loan and Income Fund (September 2018 – present); formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Annual Report | October 31, 2020	37

1WS Credit Income Fund	Trustees and Officers

October 31, 2020 (Unaudited)

INTERESTED TRUSTEES

Name and Year of Birth	Position(s) Held and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships During Past 5 Years
Kurt A. Locher(4) Year of Birth: 1966	Trustee and Chief Executive Officer (since inception)	Chief Operating Officer of One William Street Capital Management, L.P. (“OWS”), the managing member of 1WS Capital Advisors, LLC (the “Adviser”).	None(3)	Director of One William Street Capital Offshore Fund, Ltd. and other affiliated private funds of OWS.

OFFICERS OF THE FUND WHO ARE NOT TRUSTEES

Name and Year of Birth	Position(s) Held and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Stephanie Dolan Year of Birth: 1963	Chief Financial Officer and Principal Accounting Officer (since inception)	Chief Financial Officer/Controller of OWS, the managing member of the Adviser

(1)	Each Trustee serves until resignation or removal from the Board.
(2)	Fund Complex means any two or more registered investment companies that: (i) share the same investment adviser or principal underwriter; and (ii) hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the Fund is not part of any “Fund Complex.”
(3)	Other than the Fund.
(4)	Mr. Locher is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position as an officer of the Adviser and an officer of OWS.

38	www.1wscapital.com

1WS Credit Income Fund	Privacy Policy

Your privacy is very important to us. This Privacy Notice sets forth the policies of 1WS Credit Income Fund (the “Fund”) with respect to non-public personal information of its investors, prospective investors and former investors. These policies apply to all investors and may be changed at any time, provided a notice of such change is given to you.

To the extent you provide us with personal information, such as your address, social security number, assets and/or income information: (i) in a subscription agreement and related documents; and (ii) in correspondence and conversations with the Fund’s representatives; and (iii) through transactions in the Fund, please be advised that:

We do not disclose any of this personal information about our investors, prospective investors or former investors to anyone, other than to our affiliates, such as our attorneys, auditors, brokers, regulators and certain service providers, in such case, only as necessary to facilitate the acceptance of your investment and management of the Fund and in accordance with applicable laws. It may be necessary, under anti-money laundering and similar laws, to disclose information about the Fund’s investors in order to accept subscriptions from them. We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We may also disclose information you provide to us to third party institutions, such as prime brokers. If such a disclosure is made, the Fund will require such third parties to treat your private information with confidentiality.

We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable the Fund to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

Annual Report | October 31, 2020	39

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (“Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any express or implicit waivers from any provisions of the Code of Ethics.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics for Principal Executives and Senior Financial Officers was filed as Exhibit 13(a)(1) to the registrants' Certified Shareholder Report on Form N-CSR, File No. 811-23368, on January 6, 2020.

Item 3. Audit Committee Financial Expert.

The Board of Trustees (“Board”) of the registrant has determined that the registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board has designated George W. Morriss as the registrant’s Audit Committee Financial Expert. Mr. Morriss is “independent” within the meaning of that term as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: Audit fees billed for the registrant for the fiscal year ended October 31, 2020 and the period from March 4, 2019 (commencement of operations) to October 31, 2019 were $100,000 and $69,000, respectively. This amount represents aggregate fees billed by the registrant’s independent registered public accounting firm, (the “Accountant”) in connection with the annual audit of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for that fiscal year.

(b)	Audit-Related Fees: There were no additional fees billed in the fiscal year ended October 31, 2020 and the fiscal period from March 4, 2019 (commencement of operations) to October 31, 2019 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees: The tax fees billed for the fiscal year ended October 31, 2020 and fiscal period from March 4, 2019 (commencement of operations) to October 31, 2019 were $13,000 and $15,000, respectively, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning. These services were for the completion of the 1WS Credit Income Fund’s (the “Fund”) federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

(d)	All Other Fees: For the registrant’s fiscal year ended October 31, 2020 and fiscal period from March 4, 2019 (commencement of operations) to October 31, 2019, the aggregate fees billed for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 and $5,565. The nature of the services performed were for the initial seed audit of the registrant.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the registrant's principal accountant must be pre-approved by the registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item met the waiver requirements for preapproval pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	No non-audit fees were billed by the Accountant for services rendered to the registrant’s investment adviser pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)	The registrant’s Schedule of Investments as of the close of the reporting period is included in the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached as Exhibit 13(c) is a copy of the investment adviser’s proxy voting policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	David Sherr. As of the date of this filing, Mr. Sherr serves as the Portfolio Manager of the Fund and has served as the Fund’s Portfolio Manager since the Fund’s inception. Mr. Sherr founded One William Street Capital Management, L.P. (“OWS”), the managing partner of 1WS Capital Advisors, LLC, the Fund’s adviser (the “Adviser”). OWS commenced operations in 2008. Mr. Sherr has over 30 years of experience in the investing and origination businesses, fixed income markets, and managing global trading. Prior to founding OWS, Mr. Sherr was a Managing Director and Global Head of Securitized Products at Lehman Brothers. In that capacity, Mr. Sherr had senior management responsibilities in Fixed Income, Principal Investing and Lending and Investment Banking. Mr. Sherr graduated with a B.S. in Finance from Babson College.

(a)(2)(ii)	As of October 31, 2020, Mr. Sherr was responsible for the management of the following types of accounts in addition to the Fund:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
David Sherr	None	$0	8[1]	4,901	2[2]	520

[1]	Seven accounts invested in pooled investment vehicles of total market value $4,736 million are subject to a performance-based advisory fee.
[2]	One separately managed account of total market value of $362 million is subject to a performance-based advisory fee.

(2)(iv) Potential Conflicts of Interest

The Adviser (which includes its managing member, OWS, as applicable) and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple client accounts may devote unequal time and attention to the management of those accounts.

Allocation of Opportunities. The Adviser will seek to allocate orders and investment opportunities among clients in a manner that it believes is equitable and in the best interests of all of its clients.

Conflicts of Interest Among Accounts. At times, the Adviser and/or its affiliates may determine that an investment opportunity may be appropriate for only some clients (including the Fund), or may decide that certain clients should take differing positions with respect to a particular security even though they share investment objectives. In these cases, the portfolio manager may place separate transactions for one or more clients, which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other clients.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as recordkeeping) for some types of clients than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of clients that provide greater overall returns to the Adviser and its affiliates.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that he manages. If the structure of the Adviser’s management fee and/or a portfolio manager’s compensation differs among clients (such as where certain clients pay higher management fees), a portfolio manager might be motivated to help certain clients over others. A portfolio manager might be motivated to favor accounts in which he has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those accounts that could most significantly benefit a portfolio manager.

Investments by Adviser or Related Entities. The Adviser or a related entity may make investments in Credit Investments for its own accounts.

(a)(3) Compensation

OWS (the ‘‘Managing Member’’) is the managing member of the Adviser. The Portfolio Manager controls the Managing Member and the Adviser and shares in the overall profitability of the Adviser and the Managing Member, which includes profits generated from the Fund’s fees. The compensation of the Portfolio Manager is not based, other than in an indirect manner as part of the overall profitability of the Adviser/Managing Member, upon the specific pre- or after-tax performance of client accounts that the Portfolio Manager manages.

(a)(4) Portfolio Manager Securities Ownership

As of October 31, 2020, the Portfolio Manager beneficially owned over $1,000,000 of equity securities in the Fund.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s Code of Ethics for Principal Executives and Senior Financial Officers was filed as Exhibit 13(a)(1) to the registrants' Certified Shareholder Report on Form N-CSR, File No. 811-23368, on January 6, 2020..

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

(c)	The proxy voting policies and procedures of the Fund’s investment adviser was filed as Exhibit 13(a)(c) to the registrants' Certified Shareholder Report on Form N-CSR, File No. 811-23368, on January 6, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1WS Credit Income Fund

By:	/s/ Kurt A. Locher
Kurt A. Locher, Chief Executive Officer
(Principal Executive Officer)

Date:	January 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kurt A. Locher
Kurt A. Locher, Chief Executive Officer
(Principal Executive Officer)

Date:	January 4, 2021

By:	/s/ Stephanie Dolan
Stephanie Dolan, Chief Financial Officer and Principal Accounting Officer

Date:	January 4, 2021